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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 28, 1999


SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1999, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1999-2)


                                SUPERIOR BANK FSB
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             (Exact name of registrant as specified in its charter)


        UNITED STATES                 333-61691                  36-1414142
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(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)


     ONE LINCOLN CENTRE
  OAKBROOK TERRACE, ILLINOIS                                        60181
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    (Address of Principal                                        (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code (630) 916-4000

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates, Group 1 and Group 2

     On June 24, 1999 a single series of certificates, entitled AFC Mortgage Loan Asset Backed Certificates, Series 1999-2 (the "Certificates") were issued pursuant to a pooling and servicing agreement (the "Agreement"), dated as of June 1, 1999, among Superior Bank FSB, as depositor (the "Depositor") and servicer (the "Servicer") and LaSalle National Bank, as trustee (the "Trustee").

     On June 29, 1999, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $69,173,536.83 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $69,023,321.20 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated as of June 29, 1999, between the Depositor and the Trustee.

     On July 14, 1999, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $40,349,499.84 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $47,647,509.61 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated as of July 14, 1999, between the Depositor and the Trustee (the "July 14 Instrument"). Attached to the July 14 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such July 14 Instrument.

     On July 28, 1999, following the closing of the initial issuance of the Certificates, pursuant to the Agreement, the Trustee purchased from the Depositor Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to $17,104,505.85 with respect to Group 1 with funds on deposit in the Group 1 Pre-Funding Account and $8,812,985.21 with respect to Group 2 with funds on deposit in the Group 2 Pre-Funding Account, each established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated as of July 28, 1999, between the Depositor and the Trustee (the "July 28 Instrument"). Attached to the July 28 Instrument are the Mortgage Loan Schedules with respect to Group 1 and Group 2 listing the related Subsequent Mortgage Loans that are the subject of such July 28 Instrument.

     Items 3 through 6 and Item 8 are not included because they are not applicable.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

     4.1 Subsequent Transfer Instrument, dated as of July 28, 1999, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUPERIOR BANK FSB


                                          By: /s/ William C. Bracken
                                              ----------------------------------
                                              Name:  William C. Bracken
                                              Title: Senior Vice President
                                                     and Chief Financial Officer


Dated: July 28, 1999



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                                  EXHIBIT INDEX


     4.1 Subsequent Transfer Instrument, dated as of July 28, 1999, between Superior Bank FSB, as Depositor and LaSalle National Bank, as Trustee.